Exhibit 4.1

XERIS PHARMACEUTICALS, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

December 31, 2015

i

Schedule A	Schedule of Investors
Schedule B	Schedule of Key Holders

Annex A	Adoption Agreement

ii

XERIS PHARMACEUTICALS, INC.

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of December 31, 2015 by and among (i) Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (ii) the holders of the Preferred Stock (as defined herein) listed on Schedule A hereto (each, an “Investor” and collectively, the “Investors”), (iii) certain holders of the Company’s Common Stock listed on Schedule B hereto (each, a “Key Holder” and collectively, the “Key Holders”), and (iv) certain Lending Institutions (as defined herein) that may become a party hereto from time to time. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) by and among the Company and the Investors. This Agreement amends, supersedes and replaces the Company’s Amended and Restated Investors’ Rights Agreement, dated September 17, 2015 (the “Prior Agreement”).

RECITALS

WHEREAS, the Company and certain Investors are parties to the Purchase Agreement pursuant to which the Company has agreed to sell, and such Investors have agreed to purchase, shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”);

WHEREAS, certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) and shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and/or may hold shares of Common Stock issued upon conversion thereof after the date of this Agreement and possess registration rights, information rights, preemptive rights and other rights pursuant to the Prior Agreement;

WHEREAS, pursuant to Section 4.6 of the Prior Agreement, the approval of (i) the Company and (ii) Investors (as that term is defined in the Prior Agreement) holding at least two-thirds of the Registrable Securities (as that term is defined in the Prior Agreement) then held by all the Investors (as that term is defined in the Prior Agreement) (the “Requisite Consent”) is required to alter, amend, waive or modify the Prior Agreement;

WHEREAS, the undersigned Existing Investors constitute the Requisite Consent and such Existing Investors desire to amend and restate the Prior Agreement and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement, and to irrevocably waive any and all preemptive rights, rights of first offer, notice rights or other similar rights under the Prior Agreement to purchase any portion of the Company’s Series C Preferred Stock, including any of the Company’s Common Stock issued upon conversion thereof;

WHEREAS, the Company’s and such Investors’ respective obligations under the Purchase Agreement are conditioned on the execution and delivery of this Agreement;

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce such Investors to invest in the Company’s Series C Preferred Stock pursuant to the Purchase Agreement, the parties hereto hereby agree that this Agreement shall govern the rights of the Investors and the Key Holders to cause the Company to register shares of Common Stock and certain other matters as set forth herein; and

WHEREAS, certain of the Investors’ obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by such Investors and those parties to the Prior Agreement necessary to effect an amendment and restatement of the Prior Agreement pursuant to Section 4.6 of the Prior Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Existing Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties hereto further agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.1    Definitions. For purposes of this Article I:

“Certificate of Incorporation” shall mean the Company’s Fourth Amended and Restated Certificate of Incorporation as in effect as of the date hereof and as amended and restated from time to time.

“Common Stock” shall mean the Company’s Common Stock, par value $0.0001 per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Form S-3” shall mean such form under the Securities Act as in effect on the date hereof or any registration forms under the Securities Act subsequently adopted by the SEC that permit inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“Holder” shall mean (i) any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof and (ii) each Key Holder; provided, however, that neither the Key Holders nor any Lending Institution shall be considered Holders for the purposes of initiating a demand for filing a Registration Statement pursuant to Sections 1.2 and 1.11.

“IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

“Lending Institution” shall mean a bank, savings and loan association or other similar lending institution that lends funds to the Company, and in connection therewith receives equity securities of the Company, all on terms approved by the Board of Directors, including the approval or consent of a majority of the Preferred Directors then in office.

“Preferred Director” shall have the meaning given to such term in the Certificate of Incorporation.

“Preferred Stock” shall mean the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

“Qualified Public Offering” shall have the meaning set forth in the Certificate of Incorporation.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” shall mean:

(i) shares of the Common Stock now held or hereafter acquired by the Investors (including shares of Common Stock issued or issuable upon conversion of the Preferred Stock of the Company) and any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares;

(ii) the shares of Common Stock now held or hereafter acquired by Key Holders (provided such shares are issued to the Key Holders before or in connection with a Qualified Public Offering and provided that shares of Common Stock identified in (i) shall not be categorized under (ii)) and any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares; provided, however, that such shares of Common Stock described in this clause (ii) shall not be deemed Registrable Securities for the purposes of Sections 1.2 (except for purposes of 1.2(a)(iii)), and 1.11 (except for purposes of Sections 1.11(d)), 1.14 and 4.6 herein (the “Key Holder Registrable Securities”); and

(iii) shares of Common Stock issued or issuable upon exercise of any warrants or convertible securities issued to a Lending Institution after the date hereof upon the approval by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office) of such shares constituting Registrable Securities hereunder (provided such shares are issued to the Lending Institutions before or in connection with a Qualified Public Offering and provided that shares of Common Stock identified in clause (i) above shall not be categorized under this clause (iii)) and any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares; provided, however, that such shares of Common Stock shall not be deemed Registrable Securities for purposes of Sections 1.2 (except for purposes of Section 1.2(a)(iii)) 1.11 (except for purposes of Sections 1.11(d)), 1.14 and 4.6 herein, provided further, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii) or (iii) above which have previously been registered or which have been sold to the public pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Article I are not validly assigned in accordance with this Agreement.

The number of shares of “Registrable Securities then outstanding” at any given time and from time to time shall be equal to the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

“Rule 144” shall mean Rule 144 as promulgated by the Securities and Exchange Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

1.2    Request for Registration.

(a) At any time after the earlier of (i) December 31, 2020 or (ii) one hundred eighty (180) days after the effective date of the first registration statement for a firm commitment underwritten public offering of the Company’s Common Stock, the Investors holding at least a majority of the shares of Registrable Securities issued or issuable upon conversion of the Preferred Stock may request that the Company effect a registration under the Securities Act of all or part of their Registrable Securities (each, a “Demand Registration”), subject to the terms and conditions of this Agreement. Any request (a “Registration Request”) for a Demand Registration shall specify (A) the approximate number of shares of Registrable Securities requested to be registered and (B) the intended method of distribution of such shares. Within twenty (20) days of the receipt of the Registration Request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will use its best efforts to effect as soon as practicable (and in any event within ninety (90) days of the date such request is given) the registration under the Securities Act requested and will include in such registration all shares of Registrable Securities that holders of Registrable Securities request the Company to include in such registration by written notice given to the Company within twenty (20) days after the Company’s sends such notice (subject to underwriter cut-backs as provided in this Agreement).

(i) The Company shall not be required to effect more than two (2) Demand Registrations that have been declared or ordered effective and shall have the deferral rights set forth in Section 1.2(c) below.

(ii) The Company shall not be required to effect a Demand Registration unless at least 20% of the then outstanding Registrable Securities shall be included in such registration (or any lesser percentage if the anticipated offering would exceed an aggregate offering price to the public, net of discounts and commissions, of $10,000,000).

(iii) Without the prior written consent of the holders of a majority of the shares of Registrable Securities held by the Investors included in such registration, the Company will not include in any Demand Registration any securities other than (a) Registrable Securities, (b) shares of stock pursuant to Section 1.3 hereof, and (c) securities to be registered for offering and sale on behalf of the Company. If the managing underwriter(s) advise the Company in writing that in their opinion the number of shares of Registrable Securities and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the shares of Registrable Securities held by Investors initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Securities, the number of shares of Registrable Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, subject to the following order of priority: (A) first, the securities requested to be included therein by the Investors, pro rata among the holders thereof on the basis of the number of shares of Registrable Securities held by such holders at the time of the demand for such registration; (B) second, the securities requested to be included therein by the Company; (C) third, the Registrable Securities requested to be included in such registration by Lending Institutions, allocated pro rata among such holders on the basis of the number of Registrable Securities such holder requested to be included in such registration; (D) fourth, the Registrable Securities requested to be included in such registration by the Key Holders on a pro rata basis based on the number of Registrable Securities the Key Holders requested to be included in such registration; and (E) fifth, among persons not contractually entitled to registration rights under this Agreement provided, however, that the number of shares of Registrable Securities to be included by the Investors in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(b) If the Investors initiating the Registration Request hereunder (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.2(a) and the Company shall include such information in the written notice referred to in Section 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders (based on Registrable Securities requested to be included in such registration), which approval shall not be unreasonably withheld or delayed; provided, however, that if the managing underwriter or underwriters shall be the firm or firms that managed the Company’s most recently completed underwritten public offering of Common Stock, such firm or firms shall be deemed acceptable unless a majority in interest of the Initiating Holders (based on Registrable Securities requested to be included in such registration) shall object to such firm or firms for reasons related to the ability of such firm or firms to effectively manage the offering. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board of Directors”) it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for one period of not more than ninety (90) days after the date of such Registration Request during any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) after the Company has effected two (2) Demand Registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

(ii) if the Company delivers notice to the Holders of Registrable Securities within thirty (30) days of any Registration Request of its intent to file a registration subject to Section 1.3 or Section 1.11 hereof within ninety (90) days of such Registration Request, provided that the Company is actively employing its best efforts to cause such registration statement to become effective;

(iii) within one hundred eighty (180) days after the effective date of a registration subject to Section 1.3 or Section 1.11 hereof; provided, however, that the Company may not utilize the rights in subsections (ii) and (iii) more than twice in any twelve-month period;

(iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.11 below.

(e) For purposes of this Section 1.2, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 1.2(a)(iii), fewer than fifty percent (50%) of the total number of Registrable Securities that Investors have requested to be included in such registration statement are actually included.

1.3    Company Registration.

(a) If, but without any obligation to do so, the Company proposes to register (including for this purpose a registration initiated by the Company for itself or for the Holders or stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to employee benefit plans, or a registration relating solely to a SEC Rule 145 transaction, or a registration on any registration form which does not permit secondary sales (an “Excluded Registration”)) the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after delivery of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) If a registration subject to Subsection (a) above relates to an underwritten public offering of equity securities and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the Company if the Company has initiated the registration; (ii) second, the Registrable Securities requested to be included in such registration by Investors, allocated pro rata among the holders thereof on the basis of the number of shares of Registrable Securities held by each such holder; (iii) third, the Registrable Securities requested to be included in such registration by Lending Institutions, allocated pro rata among such holders on the basis of the number of Registrable Securities such holder requested to be included in such registration; (iv) fourth, the Key Holder Registrable Securities requested to be included in such registration by Key Holders, allocated pro rata among such holders on the basis of the number of Key Holder Registrable Securities such holder requested to be included in such registration; and (v) fifth, among persons not contractually entitled to registration rights under this Agreement. Notwithstanding the foregoing, the amount of securities of the Investors included in the offering shall not be reduced below thirty percent (30%) of the total amount of securities included in such offering. Notwithstanding the preceding sentence, in the event of a Qualified Public Offering by the Company, the number of selling Holders included in the offering may be reduced to zero (as long as no Key Holders or other selling stockholders are permitted to participate in such offering). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters).

1.4    Obligations of the Company. Whenever required under this Article I to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such ninety (90) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities not later than the effective date of such registration.

(i) Use its best efforts to cause to be furnished, at the request of at least a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in connection with an underwritten public offering, addressed to the underwriters, if any.

1.5    Furnish Information.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article I with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

(b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.11 or if, due to the operation of Section 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 1.2 or Subsection 1.11(b)(2), whichever is applicable.

1.6    Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders not to exceed $25,000 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn on the written request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based on the number of Registrable Securities proposed to be registered by each such Holder) unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of the request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their full rights pursuant to Section 1.2.

1.7    Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders not to exceed $25,000, but excluding underwriting discounts and commissions relating to Registrable Securities.

1.8    Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article I.

1.9    Indemnification. In the event any Registrable Securities are included in a registration statement under this Article I:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors, employees and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by any such Holder, underwriter or controlling person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in the registrations statement in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld, conditioned or delayed); provided further, however, that in no event shall any indemnity under this Section 1.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under this Section 1.9(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control as to any Holder that is a party thereto.

(f) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article I, the termination of this Agreement, and otherwise. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each other indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

1.10 Reports Under Securities Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request from such Holder (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.11 Form S-3 Registrations. In case the Company shall receive a written request from any Holder or Holders of Registrable Securities that the Company effect a registration on Form S-3, and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use its best efforts to, as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or

Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such Form S-3, propose to sell Registrable Securities at an aggregate price to the public of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the chief executive officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than thirty (30) days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such thirty (30) day period other than an Excluded Registration.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 1.11, including, without limitation, all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders not to exceed $25,000 and counsel for the Company, shall be borne by the Company. Registrations effected pursuant to this Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or Section 1.3, respectively.

(d) If the Holders initiating a registration pursuant to this Section 1.11 intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.11 and the Company shall include such information in the written notice referred to in Section 1.11(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.11, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated (i) first, among all Investors requesting registration hereunder, including the Initiating Holders, in proportion (as nearly as practicable) to the number of shares of Registrable Securities of the Company held by such Investors at the time of such demand for registration, (ii) second, to Lending Institutions who have requested inclusion in such registration pursuant to Section 1.3 in proportion to the Registrable Securities which such Lending Institutions request to be included in such registration, (iii) third, to Key Holders who have requested inclusion in such registration pursuant to Section 1.3 in proportion to the Key Holder Registrable Securities held by such Key Holders at the time of such demand for registration, and (iv) fourth, to the Company and any other persons entitled to inclusion in such registration; provided, however, that the number of shares of Registrable Securities to be included by the Investors in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article I may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that is (i) a partner, retired partner or affiliated fund of any Holder that is a partnership, (ii) any member or former member of any Holder that is a limited liability company, (iii) any family member or trust for the benefit of any individual Holder, or any estate planning vehicle of such Holder, or (iv) any transferee that holds or would hold greater than 100,000 shares of Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations with respect to such shares); provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including (without limitation) the provisions of Section 1.13 below, including the execution of an Adoption Agreement in the form attached hereto as Annex A; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership and the provisions of Section 4.9 below shall be applicable; provided, however, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article I.

1.13 “Market Stand-Off” Agreement.

(a) In connection with the Company’s IPO, the Holders and all subsequent holders of the Registrable Securities who derive their chain of ownership through a permitted transfer from a Holder (each an “Owner”) shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, held immediately before the effective date of the registration statement for such offering, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time from and after the effective date of the final prospectus for such offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days following the effective date of the registration statement (the “Lock-Up Period”), and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected after the effective date of the Company’s IPO. Notwithstanding the foregoing, to the extent required by applicable rules of the Financial Industry Regulatory Authority, if (y) during the period that begins on the date that is seventeen (17) days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (z) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed herein shall continue to apply until the expiration of the date that is eighteen (18) days after the date on which the issuance of the earnings release or material news or material event occurs.

(b) Owner shall be subject to the Market Stand-Off provided and only if the executive officers and directors of the Company and all holders of at least 1% of the Company’s voting securities (on an as-converted basis) are also subject to similar restrictions.

(c) Any new, substituted or additional securities which are by reason of any recapitalization or reorganization distributed with respect to the Registrable Securities shall be immediately subject to the Market Stand-Off, to the same extent the Registrable Securities are at such time covered by such provisions.

(d) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the equity securities of the Company (or any security convertible into or exercisable for the same) held by each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder agrees to execute a market stand-off agreement with the underwriters in customary form consistent with the provisions of this Section 1.13.

(e) Any discretionary waiver or termination of the restrictions contained in this Section 1.13 by the Company or the underwriters shall apply pro rata to all Holders subject to such restrictions, based on the number of shares subject to such restrictions, except that, notwithstanding the foregoing, the Company and the underwriters may, in their sole discretion, waive or terminate such restrictions with respect to 250,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations with respect to such shares).

(f) The restrictions in this Section 1.13 shall not apply to transfers to affiliates of Holders, any offering of securities of the Company other than the IPO, purchases of Common Stock in the Company’s IPO, purchases made in the open market following the completion of any offering covered by this Section 1.13, or, as to each Holder, to any resale public offerings in which such Holder is not selling shares of Common Stock for its own account.

(g) Notwithstanding the foregoing, the obligations described in this Section 1.13 shall not apply (i) to a registration relating solely to employee benefit plans on Form S-1, Form S-8 or similar forms which may be promulgated in the future, or (ii) a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar form which may be promulgated in the future.

1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holder(s) of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company (a) giving such holder or prospective holder any registration rights the terms of which are more favorable in any material respect than or pari passu with the registration rights granted to the Holders hereunder or (b) that requires the Company to effect a registration earlier than the date on which Holders can first require registration under Section 1.2.

1.15 Termination of Registration Rights.

(a) No Holder shall be entitled to exercise any right provided for in this Article I after five (5) years following the consummation of a Qualified Public Offering.

(b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to this Article I shall terminate on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company at which the Company is subject to the reporting requirements of the Exchange Act and as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may be sold under Rule 144 during any 90-day period.

ARTICLE II

COVENANTS OF THE COMPANY

2.1 Delivery of Financial Information. The Company shall deliver (or make available through appropriate electronic means): to each Investor holding at least 100,000 shares of Preferred Stock (subject to appropriate adjustment for stock splits, stock dividends, stock combinations and the like) (each, a “Major Investor”), within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and a consolidated statement of stockholders’ equity as of the end of such year, and a consolidated statement of operations and a consolidated statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of recognized standing selected by the Company;

(a) to each Major Investor, within forty-five (45) calendar days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and unaudited consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such quarter prepared in accordance with GAAP, all in reasonable detail with comparisons of the financial results against the Company’s budget for that financial period and the Company’s financial results for the corresponding period of the previous year;

(b) to each Major Investor, as soon as practicable, but in any event within thirty (30) days prior to the beginning of each fiscal year, a copy of the Company’s annual operating plan for such fiscal year; and

(c) to each Major Investor, such other information relating to the financial condition, business, prospects or corporate affairs of the Company as an Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 2.1(c) to provide information which it reasonably considers to be a trade secret or similar confidential information.

(d) Notwithstanding the foregoing, with the approval of the majority of the Preferred Directors, the requirement for the Company to have audited financial statements may be deferred. All such financial statements will contain a certification by the CEO, President or chief financial officer of the Company that such financial statements fairly represent in all material respects the financial condition, results of operations and cash flows of the Company as of the dates, and for the periods presented, therein.

2.2 Inspection. The Company shall permit each Major Investor, at such Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times and during normal business hours as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information or the disclosure of which would adversely affect the attorney-client privilege. The Company shall not be required to disclose details of contracts with or work performed for specific customers and other business partners where to do so would violate confidentiality obligations to those parties. Investors may exercise their rights under this Section 2.2 only for purposes reasonably related to their interests under this Agreement and related agreements.

2.3 Proprietary Information and Inventions Assignment Agreement. The Company will cause each officer and person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions assignment agreement in the form approved by the Investors’ counsel, which agreement shall contain covenants of non-competition and non-solicitation of employees and customers during and for a one-year period following the termination of such employment for any reason. The Company will cause each consultant now or hereafter engaged by it or any subsidiary with access to confidential information to enter into an agreement containing provisions protecting the confidentiality of the Company’s confidential information and providing for the assignment to the Company of all inventions and intellectual property developed by such consultant pursuant to such engagement.

2.4 Market Stand-Off Agreements. The Company shall cause each current and future stockholder of the Company to enter into a market stand-off agreement substantially the same as Section 1.13.

2.5 Employee and Other Stock Arrangements. Each acquisition of any shares of the Company’s capital stock or any option or right to acquire any shares of the Company’s capital stock by an employee, consultant, officer or director of the Company will be conditioned upon the execution and delivery by the Company and such employee, consultant, officer or director of an agreement substantially in the form approved by the Board of Directors. Unless otherwise determined by the Board of Directors, any such option or right to acquire shares of the Company’s capital stock shall vest at the rate of twenty-five percent (25%) of the shares granted after one year from the date of grant, with the remaining seventy-five percent (75%) to vest monthly over the next three (3) years. Unless otherwise determined by the Company’s Board of Directors, any stock sold shall be subject to the Company’s right to repurchase such stock at its original purchase price and such stock shall vest on the same schedule as set forth in the preceding sentence.

2.6 Liability Insurance. The Company shall use its best efforts to cause to be maintained general liability insurance from financially sound and reputable insurers in amounts and on terms customary for similarly situated companies, except as otherwise decided in accordance with the policies adopted by the Board of Directors. Such policy shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

2.7 Key Person Insurance. The Company will use commercially reasonable efforts to cause to be maintained in full force and effect, term life insurance on the lives of each of the then-serving Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Chief Scientific Officer, naming the Company as beneficiary, in an amount and on terms approved by the Board.

2.8 Reserved.

2.9 Confidentiality and Non-Disclosure.

(a) Each Investor acknowledges that the information received by it from the Company pursuant to this Agreement or otherwise (the “Information”) is confidential and that it will only use such Information in its evaluation of the decisions it faces by virtue of being a stockholder of the Company. Each Investor agrees that in any event, it shall not use such Information in violation of the Exchange Act. Each Investor may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company’s business in an Investor’s reports to its limited partners and affiliates and provided that the Investors may provide information to potential purchasers of its securities that are subject to confidentiality obligations comparable to this Section 2.9(a). An investor shall be liable to the Company for any violation of this Section 2.9 by itself or any related person, including its representatives.

(b) Except as otherwise required by law, the Company may disclose to third parties the identity of an Investor as an investor in or interested party to the Company, but the Company shall not publicly disclose any information concerning such Investor’s ownership amounts or percentages or the terms of any Investor’s investment in the Company, other than to prospective investors (and the Company’s stockholders to the extent necessary or appropriate), prospective acquirors who are under a duty of confidentiality, governmental agencies and the like, without the prior written consent of such Investor, which consent shall be at that Investor’s sole discretion.

(c) The Company shall enter into Indemnification Agreements (in a form reasonably acceptable to the Company’s Board of Directors) with the directors and executive officers of the Company. The Company will indemnify the Board of Directors to the broadest extent permitted by applicable law.

(d) In the event of a change of control of the Company, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether in the Company’s Bylaws, Certificate of Incorporation, or elsewhere, as the case may be, and, unless otherwise affirmatively determined by the Board of Directors, for the purchase of “tail” D&O insurance coverage.

2.10 Indemnification Agreements.

(a) The Company shall enter into Indemnification Agreements (in a form reasonably acceptable to the Company’s Board of Directors) with the directors and executive officers of the Company. The Company will indemnify the Board of Directors to the broadest extent permitted by applicable law.

(b) In the event of a change of control of the Company, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether in the Company’s Bylaws, Certificate of Incorporation, or elsewhere, as the case may be, and, unless otherwise affirmatively determined by the Board of Directors, for the purchase of “tail” D&O insurance coverage.

2.11 Right to Conduct Activities. The Company hereby agrees and acknowledges that the Funds (as defined below) invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, such Funds shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Funds in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Funds to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Funds from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company. For the purposes of this Section 2.11, “Funds” means Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P., Palmetto Partners 2014, LP, Palmetto Partners 2015, LP, Redmile Private Investments II, LP, and Sabby Healthcare Master Fund, Ltd., together with their respective affiliates.

2.12 Termination of Covenants. As set forth below, certain covenants shall terminate upon the earliest to occur of (i) the time at which the sale of securities pursuant to a Qualified Public Offering is consummated, with respect to Sections 2.1, 2.2 and 2.4; (ii) the time at which the Company first becomes subject to the periodic reporting requirements of Sections 3 or 15(d) of the Exchange Act, with respect to Sections 2.1 and 2.2; or (iii) upon (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation) unless the Company’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least a majority of the voting power of the surviving or acquiring entity, or its direct or indirect parent entity (except that the sale by the Company of shares of its capital stock to investors in bona fide equity financing transactions, or in a Qualified Public Offering, shall not be deemed a Liquidation Event for this purpose), with respect to Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, and 2.11 and (B) a sale, exclusive license or other disposition of all or substantially all of the assets of the Company, including a sale, exclusive license or other disposition of all or substantially all of the assets of the Company’s subsidiaries, if such assets constitute substantially all of the assets of the Company and such subsidiaries taken as a whole, with respect to Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, and 2.11, or (C) the dissolution of the Company with respect to all such covenants set forth in this Article II other than Section 2.9. In addition, the covenants in Sections 2.1 and 2.2 will terminate with respect to any Investor that is or was an employee or consultant of the Company if the Board of Directors determines in good faith that such Investor has entered into a business or employment relationship with a competitor of the Company.

ARTICLE III

FUTURE OFFERINGS

3.1 Preemptive Right.

(a) Grant of Preemptive Right. If the Company shall issue any equity securities, options therefor or securities convertible into or exercisable for equity securities (each an “Equity Security” and together, “Equity Securities”), each Investor shall be entitled to purchase the Pro-rata Portion (as defined below) of such Equity Securities to be issued; provided, however, that this contractual preemptive right shall not apply to issuances of Equity Securities: (a) upon conversion of the Preferred Stock; (b) upon the exercise of the warrants or options outstanding as of the date hereof or the conversion of the shares of Preferred Stock issued pursuant to any such warrants; (c) pursuant to the conversion or exercise of convertible securities provided the issuance of the convertible securities was (i) approved by the Board of Directors; and (ii) subject to the preemptive rights granted herein; (d) to officers, directors or employees of, or consultants or other service providers to, the Company as compensation for services, pursuant to a stock option plan or an agreement approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office), (e) to banks, savings and loan associations, equipment lessors or other similar lending institutions in connection with such entities providing working capital credit facilities or equipment financing to the Company pursuant to a plan or arrangement approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office); (f) as a result of a stock split or dividend or distribution on Common Stock, Preferred Stock or to all stockholders of the Company generally, and as a result of which appropriate adjustment is made to the conversion price of the Preferred Stock; (g) approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office) in connection with bona fide business or technology acquisitions (or licenses) of, or by, the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock, reorganization, or otherwise; (h) in, or after a Qualified Public Offering; (i) issued for charitable purposes and approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office); or (j) pursuant to or in connection with technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office); or (k) to commercial lessors in connection with lease transactions for the Company’s offices pursuant to a plan or arrangement approved by the Board of Directors (including the approval or consent of a majority of the Preferred Directors then in office). For purposes of this preemptive right, an Investor’s “Pro-rata Portion” will be a fraction, (x) the numerator of which is the number of shares of Common Stock held, or issuable upon conversion of the Preferred Stock held (assuming full conversion and exercise of all outstanding convertible or exercisable securities held by such Investor) by such Investor immediately prior to the issuance of the Equity Securities, and the (y) denominator of which is the total number of shares of Common Stock outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities) immediately prior to the issuance of new securities (the “Pro-rata Portion”).

(b) Over-Allotment Option. Each Investor electing to purchase their full Pro-rata Portion of Equity Securities pursuant to Section 3.1(a) shall also be entitled to purchase (on a pro rata basis according to their relative holdings of Common Stock among each Investor electing to exercise such over-allotment option, assuming full conversion of shares of Preferred Stock and full exercise of convertible or equity securities then outstanding) Equity Securities that the other Investors decline to purchase.

(c) Procedures for Exercise. The price of Equity Securities that each Investor is entitled to purchase under this Article III shall be the same price at which such Equity Securities are offered to others. Each Investor may exercise its preemptive rights under Section 3.1(a) to purchase Equity Securities by paying the purchase price therefor at the principal office of the Company within thirty (30) days after receipt of notice from the Company stating the number or amount of Equity Securities it intends to issue and the price and characteristics thereof, and each Investor may exercise any over-allotment option pursuant to Section 3.1(b), with respect to shares which other Investors elect not to purchase, in the same manner provided above within ten (10) days after receiving notice from the Company of such over-allotment shares, which shall be delivered within five (5) days after the expiration of such initial thirty (30) day period. Each Investor shall pay such purchase price in cash, check, cancellation of indebtedness or wire transfer of immediately available funds or any combination of the foregoing. As promptly as practicable on or after the purchase date, the Company shall issue and deliver at its principal office a certificate or certificates for the number of full shares or amount, whichever is applicable, of Equity Securities.

(d) Assignability of Preemptive Rights. The preemptive rights pursuant to this Section 3.1 may only be assigned by an Investor to a transferee or assignee to whom or which the rights to cause the Company to register Registrable Securities are transferable or assignable pursuant to Article I hereof.

(e) Preemptive Rights Waiver. Each Existing Investor hereby (i) consents to the Company issuing shares of its Series C Preferred Stock pursuant to the Purchase Agreement, as the same may be amended from time to time, (ii) irrevocably waives any and all preemptive rights, rights of first offer, notice rights or other similar rights under the Prior Agreement to purchase any portion of the Company’s Series C Preferred Stock, including any of the Company’s Common Stock issued upon conversion thereof and (iii) acknowledges that such Existing Investor has received adequate notice of the Company’s intention to issue shares of its Series C Preferred Stock. The waiver set forth in this Section 3.1(e) shall become effective and binding on all Existing Investors upon the execution of this Agreement by the Company and by Existing Investors holding at least two-thirds of the Company’s Registrable Securities (as defined in the Prior Agreement).

3.2 Termination of Article III. The covenants set forth in this Article III shall terminate upon the earliest to occur of (i) a Qualified Public Offering (as defined in the Certificate of Incorporation), (ii) the time at which the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, or (iii) upon the closing of a Liquidation Event.

ARTICLE IV

MISCELLANEOUS

4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. For the avoidance of doubt, the rights and obligations of an Investor hereunder may be assigned to a transferee or assignee to whom or which the rights to cause the Company to register Registrable Securities are transferable or assignable pursuant to Article I hereof.

4.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without giving effect to conflicts of laws principles.

4.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the address for each party set forth herein (or at such other address for a party as shall be specified by like notice):

(i)	If to the Company:

Xeris Pharmaceuticals, Inc.

3208 Red River St.

Suite 300

Austin, Texas 78705

Attn: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Andrews Kurth LLP

111 Congress Avenue, Suite 1700

Austin, Texas 78701

Fax:(512)320-9292

Attn: J. Matthew Lyons

(ii)	If to an Investor, at the addresses set forth below such Investor’s name on Schedule A hereto.

(iii)	If to the Key Holders at the respective address set forth below such Key Holder’s name on Schedule B hereto.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 4.5 if sent with return receipt requested to the electronic mail address specified by the receiving party in a signed writing in a nonelectronic form. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

Each Investor and each Key Holder generally consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL at the electronic mail address or the facsimile number set forth below such Investor or Key Holder’s name on the applicable Schedules hereto, as updated from time to time by notice to the company, or as set forth in the books of the Company. To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided.

4.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding at least two-thirds of the Preferred Stock then held by all Investors; provided, however, that in the event such amendment or waiver adversely affects the rights and/or obligations of the Key Holders under Article I of this Agreement in a different manner than all other Holders, such amendment or waiver shall also require the written consent of the holders of at least a majority of the Common Stock then held by all of the Key Holders, except that the grant of subsequent registration rights that are more favorable than or pari passu with the Key Holders’ rights shall not require their consent; provided, further that Holders purchasing shares of Series C Preferred Stock in a Closing after the Initial Closing (each as defined in the Purchase Agreement) may become parties to this Agreement, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder. Notwithstanding the foregoing, (i) for so long as Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. (together, “Deerfield”) holds any shares of Preferred Stock, the definition of “Deerfield,” Sections 1.13 and 3.1, solely as they relate to Deerfield and its Affiliates, and this sentence of Section 4.6 of this Agreement may not be amended, waived or discharged to reduce or terminate the rights of Deerfield or its Affiliates hereunder and thereunder without Deerfield’s prior written consent and (ii) a Lending Institution may become a party to this Agreement as the holder of Registrable Securities by executing a counterpart signature page to this Agreement, and such addition of a Lending Institution in such capacity shall not be deemed to constitute an amendment hereof. An amendment to this Agreement shall not require the approval of such Lending Institution. Any amendment or waiver effected in accordance with this Section 4.6 shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities and the Company.

4.7 Additional Holders. Upon the grant or award of Common Stock or options to purchase Common Stock on or after the date hereof under any equity incentive plan, restricted stock plan or other arrangement of the Company (collectively, the “Plans”), to any employee or consultant of the Company who, after such grant or award, would hold Common Stock and/or options to purchase Common Stock equal to or in excess of one percent (1%) of the Company’s capital stock on a fully-diluted as-converted to Common Stock basis (assuming the conversion of all outstanding Preferred Stock to Common Stock and assuming the exercise of all then outstanding options and warrants to purchase shares of Common Stock) (the “Key Holder Threshold”), such employee or consultant may become a “Key Holder” under this Agreement upon the execution and delivery of an Adoption Agreement by such employee or consultant (subject to the consent of the Company), and the addition of such employee or consultant to Schedule B shall not be deemed an amendment of this Agreement. The Company may update Schedule B from time to time to remove any Key Holder who holds Common Stock and/or options to purchase Common Stock less than the Key Holder Threshold or who is no longer employed with the Company, and such removed Key Holder shall no longer have the rights or obligations of a Key Holder hereunder.

4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.9 Aggregation of Stock. All shares of Registrable Securities or other Securities of the Company held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement; provided, that the Preferred Stock (and Common Stock issued or issuable upon conversion thereof) held by John Kinzell, Yash Sabharwal, Steve Prestrelski, Phillip Johnson and Douglas Baum (or their transferees or assignees), shall not be aggregated with other Registrable Securities (the “Key Holder Shares”) held by them (or their transferees or assignees), such that they shall be deemed Investors hereunder with respect to their (or their transferees’ or assignees’) shares of Preferred Stock (and Common Stock issued or issuable upon conversion thereof) and Key Holders hereunder with respect to their (or their transferees’ or assignees’) Key Holder Shares. For the purposes of determining the availability of any rights under this Agreement, the holdings of transferees and assignees of an individual, a partnership or trust who are spouses, ancestors, lineal descendants or siblings of such individual, partners or retired partners of such partnership or partnerships affiliated with such transferring or assigning partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Common Stock by gift, will or intestate succession) or grantors of such trust shall be aggregated together with the individual or partnership, as the case may be, for the purpose of exercising any rights or taking any action under this Agreement. Notwithstanding the foregoing, in the event that the holders of a particular series of Preferred Stock are entitled to exercise a right hereunder, the holders of that particular series of Preferred Stock who are a party to this Agreement shall not be permitted to aggregate any other shares of stock other than shares of that particular series of Preferred Stock for the purposes of determining the availability of such right under this Agreement.

4.10 Entire Agreement. This Agreement (including the Schedules hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes any and all prior agreements relating to the subject matter hereof.

4.11 Attorneys’ Fees. In the event of any dispute involving the terms hereof, the prevailing party shall be entitled to collect legal fees and expenses from the other party to the dispute.

4.12 Joint Product. This Agreement is the joint product of the Company and the other parties hereto and each provision hereof and thereof has been subject to the mutual consultation, negotiation and agreement of the Company and the other parties hereto and shall not be construed against any party hereto.

4.13 Amendment and Restatement of Prior Agreement. Pursuant to Section 4.6 of the Prior Agreement, the Existing Investors constituting the Requisite Consent hereby amend and restate the Prior Agreement on behalf of all Investors (as that term is defined in the Prior Agreement) and replace the Prior Agreement on behalf of all Investors (as that term is defined in the Prior Agreement) with this Agreement, and any Investor (as that term is defined in the Prior Agreement) who does not sign this Agreement shall be bound by the terms and conditions of this Agreement pursuant to Section 4.6 of the Prior Agreement as if that Investor (as that term is defined in the Prior Agreement) had signed this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned party has executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

XERIS PHARMACEUTICALS, INC.

By:	/s/ Douglas Baum
Name:	Douglas Baum
Title:	President & CEO

KEY HOLDERS

By:	/s/ John Kinzell
John Kinzell

By:
Yash Sabharwal

By:
Steven Prestrelski

By:
Douglas Baum

By:
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:
Name:
Title:

KEY HOLDERS

By:
John Kinzell

By:	/s/ Yash Sabharwal
Yash Sabharwal

By:
Steven Prestrelski

By:
Douglas Baum

By:
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:
Name:
Title:

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KEY HOLDERS

By:
John Kinzell

By:
Yash Sabharwal

By:	/s/ Steven Prestrelski
Steven Prestrelski

By:
Douglas Baum

By:
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:
Name:
Title:

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KEY HOLDERS

By:
John Kinzell

By:
Yash Sabharwal

By:
Steven Prestrelski

By:	/s/ Douglas Baum
Douglas Baum

By:
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:
Name:
Title:

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KEY HOLDERS

By:
John Kinzell

By:
Yash Sabharwal

By:
Steven Prestrelski

By:
Douglas Baum

By:	/s/ Phillip Johnson
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:
Name:
Title:

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

KEY HOLDERS

By:
John Kinzell

By:
Yash Sabharwal

By:
Steven Prestrelski

By:
Douglas Baum

By:
Phillip Johnson

THE SABHARWAL 2015 FAMILY TRUST

By:	/s/ Jessica Caplan Sabharwal
Name:	Jessica Caplan Sabharwal
Title:	trustee

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	AB Xeris Investments, LLC
(Print Name of Entity)
DocuSigned by:

	By:	/s/ John Arizpe
1EB557F242EA452…
	Name:	John Arizpe
	Title:	Manager

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

Andrew Kurtzig Trust
[signature block for entities]
(Print Name of Entity)
DocuSigned by:

	By:	/s/ Andrew Kurtzig
7C5E9900632940E…
	Name:	Andrew Kurtzig
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Ann Kinzell
(Signature)

Ann Kinzell
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Bahman Sharifian
(Signature)

Bahman Sharifian
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Bernhard Hampl
(Signature)

Bernhard Hampl
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Brisbin Family 2005 Trust
(Print Name of Entity)

	By:	/s/ Shane Brisbin
	Name:	Shane Brisbin
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	C & P Bouligny Revocable Trust
(Print Name of Entity)

	By:	/s/ Patricia Bouligny
	Name:	Patricia Bouligny
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Calden Holdings LP
(Print Name of Entity)

	By:	/s/ Roger Harden
	Name:	Roger Harden
	Title:	President

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Cedarledge Enterprises LLC
(Print Name of Entity)

	By:	/s/ Christopher Codeanne
	Name:	Christopher Codeanne
	Title:	Member

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Craig R. Dubois MD
(Signature)

Craig R. Dubois MD
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	DANA PARTNERSHIP LLP
(Print Name of Entity)

	By:	/s/ Arun Agarwal
	Name:	Arun Agarwal
	Title:	MANAGING AGENT

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ David and Tripti Burt
(Signature)

David and Tripti Burt
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Deepak and Jackie Sharma
(Signature)

Deepak and Jackie Sharma
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Deepak K. Sharma
(Signature)

Deepak K. Sharma
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated First Refusal and Co-Sale Agreement as of the date first set forth above.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Deepak K. Sharma
(Signature)

Deepak K. Sharma
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED FIRST REFUSAL AND CO-SALE AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P., General Partner

By:	J.E. Flynn Capital, LLC, General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P., General Partner

By:	J.E. Flynn Capital III, LLC, General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

[signature block for entities]	DiPerna Family Trust
(Print Name of Entity)

	By:	/s/ Paul Diperna
	Name:	Paul Diperna
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Douglas Baum
(Signature)

Douglas Baum
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Dr. Bikramjit Singh
(Signature)

Dr. Bikramjit Singh
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Dr. Thayyullathil and Dhanalakshmi Bharathan
(Signature)

Dr. Thayyullathil and Dhanalakshmi Bharathan
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Eduardo Mestre
(Signature)

Eduardo Mestre
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Equity Trust Company, Custodian FBO Roger Harden IRA
(Print Name of Entity)

	By:	/s/ Roger Harden
	Name:	Roger Harden
	Title:	Self

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Evercore Wealth Management LLC as nominee for HSBC Trust Company (Delaware), N.A., Trustee of the Ketty Maisonrouge 2006 Trust
(Print Name of Entity)

	By:	/s/ Kathleen H. Mulvany
	Name:	Kathleen H. Mulvany
	Title:	Managing Director

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Evercore Wealth Management LLC as nominee for HSBC Trust Company (Delaware), N.A., Trustee of the Maisonrouge Descendants’ Trust
(Print Name of Entity)

	By:	/s/ Kathleen H. Mulvany
	Name:	Kathleen H. Mulvany
	Title:	Managing Director

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Evercore Wealth Management LLC as nominee for HSBC Trust Company (Delaware), N.A., Trustee of the Maisonrouge Family Trust
(Print Name of Entity)

	By:	/s/ Kathleen H. Mulvany
	Name:	Kathleen H. Mulvany
	Title:	Managing Director

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	FAB Long-Term Trust
(Print Name of Entity)

	By:	/s/ Flora A. Brewer
	Name:	Flora A. Brewer
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

FOGHORN FUND I, LP

By:	Foghorn Fund GP, LLC, General Partner

By:	/s/ Harris Brody
Name:	Harris Brody
Title:	Partner

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Gene Marshall Betts Revocable Trust DATED 12/18/2001
(Print Name of Entity)

	By:	/s/ Gene M. Betts
	Name:	Gene M. Betts
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	GHI, Ltd.
(Print Name of Entity)

	By:	/s/ Eric Rabbanian
	Name:	Eric Rabbanian
	Title:	Pres. of Corp Gen’l Partner of GHI, Ltd.

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ George Ackert
(Signature)

George Ackert
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Hugo E. Schaeffer, Jr. & Sally M. Schaeffer
(Signature)

Hugo E. Schaeffer, Jr. & Sally M. Schaeffer
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Hunter Shadburne
(Signature)

Hunter Shadburne
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	IAEBM, LLC
(Print Name of Entity)

	By:	/s/ Doug Baum
	Name:	Doug Baum
	Title:	Owner/Managing Member

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Jan M. Betts Irrevocable Trust of 2012
(Print Name of Entity)

	By:	/s/ Gene M. Betts
	Name:	Gene M. Betts
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Jan M. Betts Revocable Trust Dated 12-18-2001
(Print Name of Entity)

	By:	/s/ Jan Betts
	Name:	Jan Betts
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Jay Caplan
(Signature)

Jay Caplan
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Jeffrey C. Edman Trust Dated 10/27/03
(Print Name of Entity)

	By:	/s/ Jeffrey C. Edman
	Name:	Jeffrey C. Edman
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Jessica Collett
(Signature)

Jessica Collett
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	JJP Long-Term Trust
(Print Name of Entity)

	By:	/s/ John Paulos
	Name:	John Paulos
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ John Honts
(Signature)

John Honts
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ John Kinzell
(Signature)

John Kinzell
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	JS Diamond Capital LLC
(Print Name of Entity)

	By:	/s/ John Kastner
	Name:	John Kastner
	Title:	CFO

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ John Paulos
(Signature)

John Paulos
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Ken Shifrin
(Signature)

Ken Shifrin
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Kumar Trivedi
(Signature)

Kumar Trivedi
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Laurence Stewart
(Signature)

Laurence Stewart
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Leonard Samuels and Leah Kaplan-Samuels, jointly
(Signature)

Leonard Samuels and Leah Kaplan-Samuels, jointly
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Mark and Terri Friedman, Joint Tenants
(Signature)

Mark and Terri Friedman, Joint Tenants
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Matula Family, LP - Class 1
(Print Name of Entity)

	By:	/s/ Michael Matula
	Name:	Michael Matula
	Title:	Manager

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Melissa Foster
(Signature)

Melissa Foster
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	MH Investment Partners LLC
(Print Name of Entity)

	By:	/s/ Michael Hooley
	Name:	Michael Hooley
	Title:	Mgr

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Michael J. McGrath
(Signature)

Michael J. McGrath
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Michael Misikoff
(Signature)

Michael Misikoff
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Nandana and Chandu Bhakta
(Signature)

Nandana and Chandu Bhakta
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Navneet Puri
(Signature)

Navneet Puri
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Nishant Saxena
(Signature)

Nishant Saxena
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	P. Jagan Reddy, Roth IRA
(Print Name of Entity)

	By:	/s/ P. Jagan Reddy
	Name:	P. Jagan Reddy
Title:

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

PALMETTO PARTNERS 2014, LP

By: Palmetto Partners GP, LLC, its general partner

By:	/s/ Greg Watson
Name:	Greg Watson
Title:	Senior Vice President

PALMETTO PARTNERS 2015, LP

By: Palmetto Partners GP, LLC, its general partner

By:	/s/ Greg Watson
Name:	Greg Watson
Title:	Senior Vice President

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Patrick & Jamie Spellacy
(Signature)

Patrick & Jamie Spellacy
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Paulos Holdings, Ltd.
(Print Name of Entity)

	By:	/s/ John Paulos
	Name:	John Paulos
	Title:	V.P. AJG Management Inc., G.P.

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Phillip A. Sanger MD
(Signature)

Phillip A. Sanger MD
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Phillip Johnson
(Signature)

Phillip Johnson
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Qazi Fazal
(Signature)

Qazi Fazal
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Ram and Sudha Potti
(Signature)

Ram and Sudha Potti
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Ramdas and Purnima Nayak
(Signature)

Ramdas and Purnima Nayak
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Robb and Sandra Miller
(Signature)

Robb and Sandra Miller
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

REDMILE CAPITAL FUND, LP

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the General Partner and the Investment Manager

REDMILE CAPITAL OFFSHORE FUND, LTD.

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the Investment Manager

REDMILE CAPITAL OFFSHORE FUND II, LTD.

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the Investment Manager

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

REDMILE SPECIAL OPPORTUNITIES FUND, LTD.

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the Investment Manager

REDMILE PRIVATE INVESTMENTS II, LP

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of Investment Mngr./Mngt. Company (the Managing Member of the GP)

REDMILE BIOTECHNOLOGIES INVESTMENTS I AF, LP

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member of the Investment Mngr./Mngt. Company (the Managing Member of the GP)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Robert and Donna Hollingsworth
(Signature)

Robert and Donna Hollingsworth
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

SABBY HEALTHCARE MASTER FUND, LTD.

By: Sabby Management, LLC as investment manager

By:	/s/ Robert Grundstein
Name:	Robert Grundstein
Title:	COO and General Counsel

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Sean C. Guerin and Jennifer M Guerin
(Signature)

Sean C. Guerin and Jennifer M Guerin
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Shudan Zhang
(Signature)

Shudan Zhang
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Star Vista Capital, LLC
(Print Name of Entity)

	By:	/s/ Tom Rogers
	Name:	Tom Rogers
	Title:	manager

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Steven Prestrelski
(Signature)

Steven Prestrelski
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Thomas and Susan Nelms
(Signature)

Thomas and Susan Nelms
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Thomas E. Blaser
(Signature)

Thomas E. Blaser
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Timmins Living Trust
(Print Name of Entity)

	By:	/s/ Rick Timmins
	Name:	Rick Timmins
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Timothy Sullivan
(Signature)

Timothy Sullivan
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Tommy and Susan Nelms
(Signature)

Tommy and Susan Nelms
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Tracy Yeo and Steven J. Prestrelski
(Signature)

Tracy Yeo and Steven J. Prestrelski
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	URMEET KAUR & TIMOTHY MICHAEL ARCURI 2002 REV TR 11/20/02
(Print Name of Entity)

	By:	/s/ Timothy Arcuri
	Name:	Timothy Arcuri
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Wild Basin Investments LLC
(Print Name of Entity)

	By:	/s/ Rosa L. McCormick
	Name:	Rosa L. McCormick
	Title:	President

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Will Hiltz
(Signature)

Will Hiltz
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ William Ritger
(Signature)

William Ritger
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]	Xiaohong Sun Living Trust
(Print Name of Entity)

	By:	/s/ Diana Sun
	Name:	Diana Sun
	Title:	Trustee

[signature block for individuals]
(Signature)

(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS

[signature block for entities]
(Print Name of Entity)

By:
Name:
Title:

[signature block for individuals]	/s/ Yash Sabharwal
(Signature)

Yash Sabharwal
(Print Name of Individual)

XERIS PHARMACEUTICALS, INC.

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ANNEX A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Second Amended and Restated Investors’ Rights Agreement dated as of December 31, 2015 (the “Agreement”) by and among Xeris Pharmaceuticals, Inc. (the “Company”) and certain of its Stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), which shares are subject to the terms and conditions of the Agreement, including, but not limited to, the terms of the Market-Stand Off under Section 1.13 of the Agreement.

2. Agreement. As partial consideration for such transfer, Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, to the same extent and with the same rights and obligations as the person(s) from which such Stock is received and (ii) hereby agrees to become a party to the Agreement with the same force and effect as if Transferee were originally a party thereto.

3. Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse’s best interests and to bind to the terms of the Agreement such spouse’s community interest, if any, in the Stock.

EXECUTED AND DATED this              day of             ,             .

TRANSFEREE:

Title:
Address:
Fax:
Spouse:	(if applicable):

Name:

Acknowledged and accepted on             ,             .

XERIS PHARMACEUTICALS, INC.

By:
Name:
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